                                                                      Exhibit j


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the "Registration Statement") of Smith Barney Trust II of our reports dated December 13, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Reports to Shareholders of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Auditors" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, NY
February 28, 2003

                                                                      Exhibit j

                          INDEPENDENT AUDITORS' CONSENT


To the Shareholders and Board of Trustees of the Smith Barney Trust II:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 11, 2002, on the statement of assets and liabilities for the Smith Barney Capital Preservation Fund of Smith Barney Trust II (the "Fund"), as of October 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period April 3, 2002 (Commencement of Operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" and "Financial Statements" in the Statement of Additional Information.


                                                        KPMG LLP


New York, New York
February 25, 2003

                                                                      Exhibit j

To the Shareholders and Board of Trustees of the Smith Barney Trust II:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 11, 2002, on the statement of assets and liabilities for the Smith Barney Capital Preservation Fund II of Smith Barney Trust II (the "Fund"), as of October 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period September 24, 2002 (Commencement of Operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" and "Financial Statements" in the Statement of Additional Information.



                                                                       KPMG LLP


New York, New York
February 25, 2003